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                                                                    EXHIBIT 10.4

                             OCWEN ASSET INVESTMENT CORP.
                                1997 STOCK OPTION PLAN


                                      ARTICLE I.

                                     DEFINITIONS

    1.01 Affiliate means any entity under common control with the Company, within the meaning of Code section 414(b) or (c) and any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

    1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

    1.03 Board means the Board of Directors of the Company.

    1.04 Change in Control means that (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases are directors at the time the purchases are made); or (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election of directors, or any combination of these transactions, the persons who were directors of the Company before such transactions cease to constitute a majority of the Company's Board, or any successor's board, within two years of the last of such transactions. For purposes of this Plan, the Control Change Date is the date on which an event described in (i) or (ii) occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

    1.05 Code means the Internal Revenue Code of 1986, as amended from time to time.

    1.06 Common Stock means the common stock of the Company, $.01 par value.


    1.07 Company means Ocwen Asset Investment Corp.

    1.08 Fair Market Value means, on any given date, the current fair market value of a share of Common Stock as determined pursuant to subsection (a), (b) or (c) below:


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         (a)  While the Company is a Non-Public Company, Fair Market Value
    shall be determined by the Board using any reasonable method in good faith;

         (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Common Stock is not listed on an established stock exchange, then the Fair Market Value shall be the reported "closing" price in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a share of Common Stock reported on that stock exchange or exchanges or, if the Common Stock was not traded on any stock exchange on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Board may select; and

         (c) Notwithstanding the foregoing, Fair Market Value on the First Award Date shall be the initial public offering price of the Shares.

    1.09 First Award Date means the date that the registration statement relating to the Company's initial public offering of shares of Common Stock is declared effective by the Securities and Exchange Commission.

    1.10 General Partner means Ocwen General, Inc., a wholly-owned subsidiary of the Company, and the general partner of the Partnership.

    1.11 Manager means Ocwen Capital Corporation, or any other person or entity that becomes a manager of the Company.

    1.12 Non-Public Company means an entity that is not a Public Company.

    1.13 Option means an option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in the Agreement, or, at the election of the Company, an equivalent number of Units at the same price.

    1.14 Participant means a Manager who satisfies the requirements of Article IV and is selected by the Board to receive an Option.

    1.15 Partnership means Ocwen Partnership, L.P.

    1.16 Plan means the Ocwen Asset Investment Corp. 1997 Stock Option Plan.

    1.17 Public Company means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

    1.18 Unit means a unit of limited partnership interest in the Partnership.
                                     2
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                                      3
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                                     ARTICLE II.

                                       PURPOSES

    The Plan authorizes the grant of options to acquire shares of Common Stock. The Plan is intended to assist the Company in recruiting and retaining a Manager with ability and initiative by enabling a Manager who contributes significantly to the Company or an Affiliate to participate in its future success and to associate its interests with those of the Company and its shareholders. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

                                     ARTICLE III.

                                    ADMINISTRATION

    The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of the Plan) as it may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) upon the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board, in its discretion, may accelerate the time at which any Option may be exercised. Furthermore, each outstanding Option shall become immediately exercisable (in whole or part at the discretion of the holder) in the event of a Change in Control and during the period (i) beginning on the first day following any tender offer or exchange offer for shares of Common Stock (other than one made by the Company) provided that such shares of Common Stock are acquired pursuant to such offer and (ii) ending on the thirtieth day following the expiration of such offer. In addition, the Board shall have complete authority to interpret all provisions of the Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting the power or authority of the Board. Any decision made, or action taken, by the Board in or in connection with the administration of the Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreement, or any Option. All expenses of administering the Plan shall be borne by the Company.

                                     ARTICLE IV.

                                     ELIGIBILITY

    4.01 General.  Any Manager of the Company who, in the judgment of the
Board, has contributed or can be expected to contribute to the profits or growth of the Company or an Affiliate may be granted one or more Options. No person who is a member of the Board may be granted Options under the Plan.
                                      4
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    4.02 Grants.  The Board will designate persons to whom Options are to be granted and will specify the number of shares of Common Stock subject to each grant. Options granted under the Plan shall be evidenced by Agreements that shall be subject to applicable provisions of the Plan and to such other provisions as the Board may adopt.

                                      ARTICLE V.

                               STOCK SUBJECT TO OPTIONS

    5.01 Delivery of Stock. Upon the exercise of any Option, the Company may deliver to the Participant authorized but previously unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan is 5,000,000, subject to adjustment as provided in Article IX. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under the Plan.

    5.02 Delivery of Units or Cash in Lieu of Stock. Upon the exercise of any Option, the Company shall have the sole and absolute right to deliver, in lieu of shares of Common Stock, Units equivalent in number to the shares of Common Stock. Such Units must be redeemable pursuant to the Agreement for (i) cash in an amount equal to the Fair Market Value of the shares that would be delivered pursuant to clause (ii) hereof, or, (ii) at the election of the General Partner, shares of Common Stock on a one-for-one basis. The Company shall deliver, or cause the delivery of, cash or Units in lieu of Common Stock if delivering Common Stock to the Participant would cause the Participant's holdings of Common Stock to violate the Ownership Limit (as that term is defined in the Company's articles of incorporation, as amended).

                                     ARTICLE VI.

                                     OPTION PRICE

    The price per share for Common Stock purchased on the exercise of any Option granted under the Plan shall be determined by the Board on the date that the Option is granted; provided, however, that the price per share shall not be less than the Fair Market Value per share on the date such Option is granted.

                                     ARTICLE VII.

                                 EXERCISE OF OPTIONS

    7.01 Maximum Option Period. No Option shall be exercisable after the expiration of ten years from the date the Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.
                                      5
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    7.02 Transferability.  Any Option granted under the Plan shall be freely transferable, provided such transfer is in compliance with all applicable federal and state laws and regulations and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on the opinion of its counsel as to such compliance.

                                    ARTICLE VIII.

                                  METHOD OF EXERCISE

    8.01 Exercise. Subject to the provisions of Articles VII and X, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the Agreement with respect to remaining shares subject to the Option.

    8.02 Payment. Payment of the option price shall be made in a single sum, in cash or a cash equivalent acceptable to the Board. If the Agreement provides, payment of all or part of the option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

    8.03 Shareholder Rights. No Participant shall, as a result of receiving any Option, have any rights as a shareholder (or a partner of the Partnership) until the date he exercises such Option.

                                     ARTICLE IX.

                        ADJUSTMENT UPON CHANGE IN COMMON STOCK

    The maximum number of shares as to which Options may be granted under the Plan shall be proportionately adjusted and the terms of Options shall be adjusted as the Board shall determine to be equitably required if (a) the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, or other similar changes in capitalization, (b) the Company becomes a party to any plan of merger, consolidation or reorganization, or (c) there occurs any other event which, in the judgment of the Board, necessitates such action. Any determination made under this Article IX by the Board shall be final and conclusive.

    The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of
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shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options.

                                      ARTICLE X.

                COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

    No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on the opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable or desirable. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                     ARTICLE XI.

                                  GENERAL PROVISIONS

     11.01 Effect on Employment. Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall confer upon any Participant any right to continue as an employee or an independent contractor of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the service of any Participant at any time with or without assigning a reason therefor.

    11.02 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

    11.03 Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

    11.04 Notice. Unless specifically required by the terms of this Plan, notice to the Company's shareholders, the Participant, or any other person or entity of any action by the Board is not required before or after such action occurs.
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                                     ARTICLE XII.

                                      AMENDMENT

    The Board may amend from time to time or terminate the Plan; provided, however, that no amendment may become effective until shareholder approval is obtained if, except as provided in Article IX, the amendment (i) increases the aggregate number of shares that may be issued pursuant to the Plan, (ii) changes the class of persons eligible to become Participants, (iii) increases the maximum number of shares that may be issued to any person, (iv) modifies the period within which Options may be granted, (v) modifies the terms upon which Options may be exercised, or (vi) increases the material benefits accruing to Participants under the Plan. No amendment of the Plan or an Agreement shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                    ARTICLE XIII.

                                   DURATION OF PLAN

    No Options may be granted under the Plan more than ten years after the earlier of the date that the Plan is adopted by the Board and the date that the Plan is approved by the Company's shareholders in accordance with Article XIV. Options granted before the expiration of such period shall remain valid in accordance with their terms.

                                     ARTICLE XIV.

                                EFFECTIVE DATE OF PLAN

    Options may be granted under the Plan upon its adoption by the Board, provided that no Option will be effective unless the Plan is approved (i) at a duly held shareholders' meeting within twelve months of such adoption by shareholders holding a majority of the Company's outstanding voting stock, or
(ii) by unanimous consent of the Company's shareholders.
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                             OCWEN ASSET INVESTMENT CORP.

                                   Option Agreement
                                1997 Stock Option Plan


No. of shares subject to Option:  ____________

    THIS AGREEMENT dated the _____ day of __________________, 1997, among OCWEN ASSET INVESTMENT CORP., a Virginia corporation (the "Company"), OCWEN PARTNERSHIP, L.P., a Virginia limited partnership (the "Partnership"), OCWEN GENERAL, INC., a Virginia corporation (the "General Partner"), and OCWEN CAPITAL CORPORATION ("Participant"), is made pursuant and subject to the provisions of the Company's 1997 Stock Option Plan (the "Plan"), a copy of which is attached.

    1. Definitions. The following words and phrases shall have the following meanings:

    "Cash Amount" means an amount of cash per Unit equal to the Fair Market Value of the Common Stock Amount on the date of receipt by the General Partner of a Notice of Redemption.

    "Common Stock" means the common stock of the Company, $.01 par value.

    "Common Stock Amount" means a number of shares of Common Stock equal to the product of the number of Units offered for redemption by the Participant, multiplied by the Conversion Factor; provided that if the General Partner issues to all holders of Common Stock rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase Common Stock, or any other securities or property (collectively, the "rights"), then the Common Stock Amount shall also include such rights that a holder of that number of shares of Common Stock would be entitled to receive.

    "Conversion Factor" means one (1), provided that if the Company (i) declares or pays a dividend on its outstanding Common Stock in Common Stock or makes a distribution to all holders of its outstanding Common Stock in Common Stock, (ii) subdivides its outstanding Common Stock, or (iii) combines its outstanding Common Stock into a smaller number of shares of Common Stock, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of shares of Common Stock (determined without the above assumption) issued and outstanding on such date. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

    "General Partner" means Ocwen General, Inc. and any Person who becomes a substitute or additional General Partner as provided in the agreement of the Partnership, as amended, and any of their successors as General Partner.

    "Notice of Redemption" means the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit A hereto.

    "Redemption Amount" means the Cash Amount or, at the option of the General Partner, the Common Stock Amount.

    "Specified Redemption Date" means the first business day of the month that is at least 5 business days after the receipt by the General Partner of the Notice of Redemption (or any other date agreed to by the General Partner and the Participant).

    Each capitalized term used herein and not defined herein shall have the meaning ascribed to it in the Plan.

    2.   Grant of Option.  Pursuant to the Plan, the Company, on the First
Award Date, granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of ______________ shares of Common Stock (subject to the Company's right under section 5.02 of the Plan to substitute Units for such Common Stock) at the purchase price of $16 per share (the "Option Price"), being not less than the Fair Market Value per share of the Common Stock on the First Award Date. Such Option will be exercisable as hereinafter provided.

    3. Terms and Conditions. The Option evidenced hereby is subject to the following terms and conditions:

         (a) Severance Date. The date on which the Participant's status as a Manager is terminated.

         (b) Expiration Date. The Expiration Date of this Option shall be ________________, 2007, which date is not more than ten years after the First Award Date.

         (c) Exercise of Option. This Option shall be exercisable, in whole or in part, with respect to one quarter of the shares subject to this Option on or after ______________ __, 1998, with respect to an additional one quarter on or after ____________ __, 1999, with respect to an additional one quarter on or after ____________ __, 2000, and with respect to the remaining shares on or after __________________ __, 2001, until the Expiration Date. This Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of this Option shall not affect the


                                      2
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    Participant's right to exercise this Option with respect to the remaining shares, subject to the conditions of the Plan and this Agreement.

         (d) Method of Exercising and Payment for Shares. This Option shall be exercised by written notice delivered to the attention of the Corporate Secretary at the Company's principal office. The exercise date shall be
    (i) in the case of notice by mail, the date of postmark, or (ii) if delivered in person, the date of delivery. Such notice shall be accompanied by payment of the Option Price in full, in cash, cash equivalent acceptable to the Company, shares of Common Stock, or in any combination thereof. If Common Shares are used to pay all or a portion of the Option Price, any Common Shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the date of exercise) that, together with any cash or cash equivalent paid, is not less than the Option Price for the number of Common Shares for which the Option is being exercised.

         (e) Transferability. This Option is freely transferable, provided such transfer is in compliance with all applicable federal and state laws and regulations and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on the opinion of its counsel as to such compliance. Any transferee remains subject to the terms and conditions of the Option, and following the transfer, references in this Agreement to Participant include the transferee.

         (f) Nonqualified Option. This Option shall not be treated as an incentive stock option within the meaning of Code section 422.

         (g) Change in Control. Despite any other provision of this Agreement, each outstanding Option shall become immediately exercisable (in whole or part at the discretion of the holder) in the event of a Change in Control and during the period (i) beginning on the first day following any tender offer or exchange offer for shares of Common Stock (other than one made by the Company) provided that such shares of Common Stock are acquired pursuant to such offer and (ii) ending on the thirtieth day following the expiration of such offer.

    4.   Issuance of Units and Redemption Rights.

    (a) The Company intends to cause the Participant, in its capacity as Manager of the Company, to perform services not only for the Company, but also for the Company's Affiliates, including the Partnership. In exchange for this and other good and valuable consideration, the Partnership hereby agrees that, if the Participant exercises any Options, upon request of the Company, the Partnership shall sell Units to the Participant at the Option Price per Unit. The number of Units to be sold at such a price shall be equal to the product of
(i) the number of shares of Common Stock otherwise issuable pursuant to the Options being exercised multiplied by (ii) the reciprocal of the Conversion Factor.
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    (b)  Subject to Section 4(c) below, the Participant shall have the right
(the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of any Units held by the Participant at a redemption price equal to and in the form of the Redemption Amount. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner. The Participant may not exercise the Redemption Right for less than three hundred (300) Units or, if the Participant holds less than three hundred (300) Units, all of the Units held by the Participant. The Participant shall have no right, with respect to any Units so redeemed, to receive any distribution paid with respect to Units if the record date for such distribution is on or after the Specified Redemption Date.

    (c) Notwithstanding the provisions of Section 4(b), the General Partner may, in its sole and absolute discretion, assume directly and satisfy a Redemption Right by paying to the Participant the Redemption Amount on the Specified Redemption Date, whereupon the General Partner shall acquire the Units offered for redemption by the Participant and shall be treated for all purposes of this Agreement as the owner of such Units. In the event the General Partner shall exercise its right to satisfy the Redemption Right in the manner described in the preceding sentence, the Partnership shall have no obligation to pay any amount to the Participant with respect to the Participant's exercise of the Redemption Right, and each of the Participant, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Participant as a sale of the Participant's Units to the General Partner for federal income tax purposes. The Participant agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Common Stock upon exercise of the Redemption Right. Any Cash Amount or Common Stock Amount to be paid to the Participant pursuant to this Section 4(c) shall be paid within five (5) business days after the initial date of receipt by the General Partner of the Notice of Redemption relating to the Units to be redeemed; provided, however, that such five (5) day period may be extended for up to an additional one hundred eighty (180) day period to the extent required for the Company to issue additional shares of Common Stock to provide financing to make such payment of the Cash Amount and provided further, that the General Partner shall pay interest at the Prime Rate as published in The Wall Street Journal, Eastern Edition, from time to time on the Cash Amount from the expiration of the five day period to the date of payment. Notwithstanding the foregoing, the General Partner and the Partnership agree to use their best efforts to cause the closing of the acquisition of redeemed Units hereunder to occur as quickly as reasonably possible.

    (d) The Partnership or the General Partner, as the case may be, shall pay the Cash Amount to the Participant as the Redemption Amount if (i) the acquisition of Common Stock by the Participant on the Specified Redemption Date would (A) result in the Participant or any other person owning, directly or indirectly, shares of Common Stock in excess of the "Ownership Limit," as defined in the Company's Restated and Amended Articles of Incorporation, as amended ("Articles"), and calculated in accordance therewith, except as provided in the Articles, (B) result in shares of Common Stock being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Articles, (C) result in the Company being "closely held" within the meaning of Section 856(h) of the Code, (D) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the Company's or the Partnership's real property, within the meaning of Section 856(d)(2)(B) of the Code, or (E) cause the acquisition of shares of Common Stock by the Participant to be "integrated" with any other distribution of shares of Common Stock for purposes of complying with the registration provisions of the Securities Act of 1933, as amended, or (ii) the Partnership or the General Partner, as the case may be, so elects in its sole discretion.

    5. Exercise After Termination. To the extent that the Option becomes exercisable in accordance with section 3(c) hereof, it may be exercised whether or not the Participant has ceased to be a Manager by the date of exercise.

    6. No Right to Continue as Manager. This Option does not confer upon Participant any right with respect to continuing as a service provider to the Company, nor shall it interfere in any way with the Company's right to terminate the Participant's service at any time.

    7. Fractional Shares. Fractional shares shall not be issuable hereunder, and when any provision hereof may entitle Participant to a fractional share such fraction shall be disregarded.

    8. Investment Representation. Participant agrees any shares purchased by him hereunder will be purchased for investment and not with a view to distribution or resale.

    9. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia.

    10. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

    11. Participant Bound by Plan. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

    12. Certificates. Certificates for any shares purchased under this Agreement shall be issued as promptly as may be practicable, but the Company shall not be required to issue, deliver or transfer any certificate until all applicable requirements of law and this Agreement have been satisfied.

    13. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of any successors in interest of the Participant and the Company.

    14. Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  OCWEN ASSET INVESTMENT CORP.


                                  By:  ____________________________
                                  Its: ____________________________

ATTEST:

__________________________
    Secretary


                                  OCWEN PARTNERSHIP, L.P.,
                                  By:  Ocwen General, Inc., its
                                       General Partner


                                  By:  ____________________________
                                  Its: ____________________________

                                  OCWEN CAPITAL CORPORATION,
                                            Participant


                                  By:  ____________________________
                                  Its: ____________________________



                                  OCWEN GENERAL, INC.


                                  By:  ____________________________
                                  Its: ____________________________

                                                                       EXHIBIT A

                        NOTICE OF EXERCISE OF REDEMPTION RIGHT

    The undersigned hereby irrevocably (i) presents for redemption ______ units of limited partnership interest ("Units") in Ocwen Partnership, L.P. (the "Partnership") in accordance with the terms of the Option Agreement, among the Partnership, Ocwen General, Inc., Ocwen Asset Investment Corp. and Ocwen Capital Corporation (the "Agreement"), and the "Redemption Right" defined therein, (ii) surrenders such Units and all right, title and interest therein, (iii) surrenders herewith any certificate or other writing evidencing the Units (and requests that any Units so evidenced that are not redeemed be evidenced by the issuance of a new certificate or writing) and (iv) directs that the "Cash Amount" or "Common Stock Amount" (as determined by the General Partner), as defined in the Agreement, deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if shares of Common Stock are to be delivered, such shares of Common Stock be registered or placed in the name(s) and at the address(es) specified below.


Dated:________________                 OCWEN CAPITAL CORPORATION


                                  By:  ______________________________

                                  Its: ______________________________

                                  ______________________________
                                  (Street Address)

                                  ______________________________
                                  (City)    (State)   (Zip Code)

                        Signature Guaranteed by:

                        ______________________________


If shares of Common Stock are to be issued, issue to:
____________________________
____________________________
____________________________

Please provide social security or identifying number:
______________________

ACCEPTANCE OF GENERAL PARTNER:

    Ocwen General, Inc., as General Partner of the Partnership, hereby accepts the Units described above for redemption in accordance with the Agreement, and by its execution hereof evidences conclusively that the Participant has satisfied all of the requirements under the Agreement for exercise of the Redemption Right, or that some or all of such requirements have been waived, such waiver being in the sole discretion of the General Partner.


                             OCWEN GENERAL, INC.


                             By:  _____________________

                             Its:  ____________________

                             Dated: ____________________




RI:AS:\ocwen\reit\option.3